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                                                                   Exhibit 10.31

                           PERFORMANCE UNITS AGREEMENT
                           ---------------------------

                  Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), has granted to Scott A. Wolstein (the "Grantee"), 30,000 units (the "Performance Units") the value of which will be determined by the performance of the Company's Common Shares, without par value (the "Common Shares"). The Performance Units have been granted pursuant to the Developers Diversified Realty Corporation 1996 Equity-Based Award Plan (the "Plan") and are subject to all provisions of the Plan, which are hereby incorporated herein by reference, and to the following provisions of this Agreement (capitalized terms not defined herein are used as defined in the Plan):

                  Section 1. CONVERSION OF PERFORMANCE UNITS. The Performance Units will be converted to a number of Common Shares or the equivalent amount of cash, at the Company's option, relating to the initial 30,000 common shares, based on Annualized Total Shareholder Return (as defined below) from the period beginning January 1, 2000 and ending December 31, 2004 (the "Measurement Period") as indicated below:


                   Annualized Total                  Common Shares
                  Shareholder Return                    Awarded
                  ------------------                    -------

                    Not Applicable                      30,000
                        11%                             40,000
                        12%                             50,000
                        13%                             70,000
                        14%                             90,000
                        15%                            110,000
                        16%                            150,000
                        18%                            200,000

                  Annualized Total Shareholder Return will be measured by assuming a hypothetical investment of $100 in the Common Shares on the first day of the Measurement Period (the "Initial Investment") and calculating the value of that investment as of the last day of the Measurement Period, assuming dividends paid on the Common Shares are reinvested into additional Common Shares (the "Total Return"); the difference between the Total Return and the Initial Investment will be divided by the Initial Investment and the resulting number further divided by the number of years in the Measurement Period to determine the Annualized Total Shareholder Return. For example, if the Total Return is $170 the Annualized Total Shareholder Return is:

                    (170-100)/100=70%
                             70/5=14%

                  Section 2. VESTING. The Common Shares into which the Performance Units are converted (the "Common Share Award") will not be transferable by the Grantee and will be subject to forfeiture, in whole or in part, if the Grantee is not continuously employed by the Company or any Subsidiary or Affiliate until the date (each date, the applicable "Vesting Date")


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set forth below. If the Grantee has been continuously employed by the Company or any Subsidiary or Affiliate, the Common Shares shall become transferable, subject to Section 3 herein and be no longer subject to forfeiture as follows:

    Vesting Date                      No. of Shares Vesting
    ------------                      ---------------------

    January 1, 2005                   30,000 Common Shares

    January 1, 2006                   20% of the Common Share Award
                                      remaining after the initial 30,000 Common
                                      Shares have vested

    January 1, 2007                   an additional 20% of the Common Share
                                      Award remaining after the initial 30,000
                                      Common Shares have vested

    January 1 , 2008                  an additional 20% of the Common Share
                                      Award remaining after the initial 30,000
                                      Common Shares have vested

    January 1, 2009                   an additional 20% of the Common Share
                                      Award remaining after the initial 30,000
                                      Common Shares have vested

    January 1, 2010                   the final 20% of the Common Share Award
                                      remaining after the initial 30,000 Common
                                      Shares have vested

                  Prior to each Vesting Date, any unvested portion of the Common Share Award to be awarded in common shares will be treated as restricted Common Shares (the "Restricted Shares") and certificates representing the Restricted Shares, if any, will be issued in the name of the Grantee, but held by the Company until the Vesting Date. The purchase price of the Restricted Shares, if any, is $-0-. The Grantee agrees to execute and deliver a stock power with respect to any Restricted Shares for the purpose of transferring back to the Company any Restricted Shares that do not become vested. The Company will deliver the certificates representing the applicable portion of the Common Share Award to the Grantee within a reasonable period of time after the respective Vesting Date.

                  In the event of the Grantee's death or "permanent disability" prior to January 1, 2010, any Restricted Shares that exist on the date of such death or permanent disability will be governed by Sections 7(b)(8) and 7(b)(9) of the Plan. In the event of a "change in control" prior to January 1, 2010, any Restricted Shares that exist on the date of such change in control will be governed by Section 11(a)(3) of the Plan.

                  Section 3. TRANSFERABILITY. Prior to the end of the Measurement Period, the Performance Units will not be transferable by the Grantee and after the Measurement Period but prior to the applicable Vesting Date, the Restricted Shares will not be transferable by the Grantee. Thereafter, the vested portions of the Common Share Award will be transferable by the

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Grantee in accordance with any applicable Federal and State laws and subject to the relevant restrictions on transfer included in Section 6 of this Agreement.

                  Section 4. TERMINATION OF EMPLOYMENT. If, prior to January 1, 2005, the Company terminates the employment of the Grantee with or without "cause", as defined in the Employment Agreement between the Company and the Grantee, dated April 2, 1999, as amended from time to time, the Grantee shall be entitled to receive on the date on which the Grantee's employment terminates, 30,000 Common Shares or the equivalent amount of cash, at the Company's option, reduced by the number of Common Shares or the equivalent amount of cash that have previously vested under Section 2 of this Agreement. It is agreed that, except as provided in the preceding sentence, the Grantee is only entitled to receive the annualized Total Shareholder Return on the Performance Units if employed by the Company or any Subsidiary or Affiliate during the entire Measurement Period and that the Grantee will forfeit any Restricted Shares that exist on the date that the Grantee ceases to be employed by the Company for any reason other than in the event of death, permanent disability or change in control as set forth in Section 2 of this Agreement.

                  Section 5. SHAREHOLDER RIGHTS AND RESTRICTIONS. Except with regard to the disposition of Restricted Shares, the Grantee will generally have all rights of a shareholder with respect to the Restricted Shares from the date of grant, including, without limitation, the right to receive dividends with respect to such Restricted Shares and the right to vote such Restricted Shares.

                  Section 6. LEGEND. The Grantee is aware that the Restricted Shares have not been registered under the Securities Act of 1933, as amended, nor have they been registered under any state securities law. The Grantee agrees to the imprinting of a legend on the certificate representing the Restricted Shares to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT, OR UNDER RELEVANT STATE SECURITIES LAWS, IS IN EFFECT AS TO THESE SECURITIES, OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY SECURITIES REPRESENTED BY THIS CERTIFICATE."

                                   DEVELOPERS DIVERSIFIED REALTY
                                   CORPORATION
DATE OF GRANT:

March 1, 2000                      By:  /s/ David M. Jacobstein
                                      ----------------------------------------
                                      David M. Jacobstein, President


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                             ACCEPTANCE OF AGREEMENT
                             -----------------------

                  The Grantee hereby: (a) acknowledges that he has received a copy of the Plan and a copy of the Company's most recent Annual Report and other communications routinely distributed to the Company's shareholders; (b) accepts this Agreement and the Performance Units granted to him under this Agreement subject to all provisions of the Plan and this Agreement; (c) represents and warrants to the Company that he is acquiring the Performance Units and the underlying Common Shares for his own account, for investment, and not with a view to or any present intention of selling or distributing the Performance Units either now or at any specific or determinable future time or period or upon the occurrence or nonoccurrence of any predetermined or reasonably foreseeable event; and (d) agrees that no transfer of the Common Shares acquired upon conversion of the Performance Units will be made unless the Common Shares have been duly registered under all applicable Federal and State securities laws pursuant to a then-effective registration which contemplates the proposed transfer or unless the Company has received the written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration:



                               /s/ Scott A. Wolstein
                               ----------------------------------------------
                               Scott A. Wolstein

                               Grantee's Social Security Number: ###-##-####






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